Exhibit 1.1

UNDERWRITING AGREEMENT

between

K-TECH SOLUTIONS COMPANY LIMITED

(the “Company”)

and

AMERICAN TRUST INVESTMENT SERVICES, INC.

(the “Representative”)

K-TECH SOLUTIONS COMPANY LIMITED UNDERWRITING AGREEMENT

July 15, 2025

American Trust Investment Services, Inc.

910 S. El Camino Real

Suite 200
San Clemente, California 92672

Ladies and Gentlemen:

The undersigned, K-Tech Solutions Company Limited, a BVI business company incorporated in the British Virgin Islands (collectively, with its subsidiaries and affiliates, the “Company”), hereby confirms its agreement (this “Agreement”) with American Trust Investment Services, Inc. (the “Representative”), and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” and, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Shares.

1.1. Firm Shares.

1.1.1.  Purchase of Firm Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, and the Underwriters agree to purchase from the Company, severally and not jointly, an aggregate of 1,600,000 shares (“Firm Shares”) of the Company’s Class A ordinary shares, par value US$0.0001 per share (the “Class A Shares”) as set forth opposite their respective names on Schedule 1 hereto, at a purchase price (net of discounts and commissions) of $3.72 per Firm Share, being equal to 93.00% of the public offering price of the Firm Shares. The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

1.1.2. Payment and Delivery. Delivery and payment for the Firm Shares shall be made at 10:00 a.m., New York City time, on the second (2nd) Business Day (as defined below) following the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 below) (or the third (3rd) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., New York City time) or at such other time as shall be agreed upon by the Representative and the Company, at the offices of DeMint Law, PLLC, counsel to the Underwriters, or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.” Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) Business Days prior to the Closing Date.

The Company will permit the Representative to examine and package the Firm Shares for delivery, at least one (1) full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all of the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or any other day on which commercial banks in the City of New York, New York, are authorized or required by law to remain closed; provided, however, that, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York, New York, generally are open for use by customers on such day.

1.2. Over-Allotment Option.

1.2.1. Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option to purchase up to 240,000 additional Class A Shares, representing fifteen percent (15%) of the total number of Class A Shares offered in the offering (the “Option Shares”), from the Company (the “Over-Allotment Option”). The Option Shares shall be identical in all respects to the Firm Shares. The Option Shares shall be purchased for the account of each of the several Underwriters in the same proportion as the number of Firm Shares, set forth opposite such Underwriter’s name on Schedule 1 hereto, bears to the total number of Firm Shares (subject to adjustment by the Representative to eliminate fractions). No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Shares, or any portion thereof, may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company. The purchase price to be paid per Option Share shall be equal to the price per Firm Share set forth in Section 1.1.1 hereof. The Firm Shares and the Option Shares are hereinafter referred to together as the “Public Securities.” The offering and sale of the Public Securities is herein referred to as the “Offering.”

1.2.2. Exercise of Option. The Over-Allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within 30 days after the Closing Date. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of the Over-Allotment Option. The Over-Allotment Option granted hereby shall be exercised by the giving of oral notice to the Company by the Representative, which must be confirmed by electronic mail setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of DeMint Law, PLLC or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-Allotment Option with respect to all or any portion of the Option Shares, subject to the terms and conditions set forth herein, the Company shall become obligated to sell to the Underwriters the number of Option Shares specified in such notice and, subject to the terms and conditions set forth herein, the Underwriters, acting severally and not jointly, shall purchase the number of Option Shares specified in such notice.

1.2.3. Payment and Delivery. Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Option Shares (or through the facilities of DTC) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company will permit the Representative to examine and package the Option Shares for delivery, at least one (1) full Business Day prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representative for the applicable Option Shares.

1.3. Representative’s Warrants.

1.3.1. Purchase Warrants. The Company hereby agrees to issue to the Representative (and/or its designees) on the Closing Date a warrant (the “Representative’s Warrants”) for the purchase of an aggregate of 80,000 shares of Common Stock, representing 5% of the number of Firm Shares. The agreement(s) representing the Representative’s Warrants, in the form attached hereto as Exhibit A (the “Representative’s Warrant Agreement”), shall be exercisable, in whole or in part, commencing on a date which is six (6) months after the Effective Date and expiring on the three-year anniversary of the Effective Date at an initial exercise price per share of Common Stock of $5.00, which is equal to 125% of the initial public offering price of the Firm Shares. The Representative’s Warrant Agreement and the shares of Common Stock issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant Agreement and the underlying shares of Common Stock during the 180 days after the Effective Date and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant Agreement, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of 180 days following the Effective Date to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

1.3.2. Delivery. Delivery of the Representative’s Warrant Agreement shall be made on the Closing Date, and shall be issued in the name or names and in such authorized denominations as the Representative may request.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and any amendment or amendments thereto, on Form F-1 (File No. 333-287391), including any related prospectus or prospectuses, for the registration of the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”). The conditions for use of Form F-1, as set forth in the General Instructions to such Form, to register the Public Securities under the Securities Act have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated June 24, 2025, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means 5:00 p.m., New York City, New York, time, on the date of this Agreement.

“Company’s knowledge” and “knowledge of the Company” mean the actual knowledge of the executive officers of the Company after due inquiry.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Public Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Public Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433(h)(5) under the Securities Act (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 3-B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 3-A hereto, all considered together.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File No. 001-42746) providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Class A Shares. The registration of the Class A Shares under the Exchange Act has been declared effective by the Commission on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2. Stock Exchange Listing. The Class A Shares have been approved for listing on The Nasdaq Capital Market (the “Exchange”), subject only to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, delisting the Class A Shares from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.3. No Stop Orders, etc. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

2.4. Disclosures in Registration Statement.

2.4.1. Compliance with Securities Act and 10b-5 Representation.

(i) At the time of effectiveness of the Registration Statement (or at the time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Preliminary Prospectus and the Prospectus do and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and did or will, in all material respects, conform to the requirements of the Securities Act and the Securities Act Regulations. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s EDGAR filing system (“EDGAR”), except to the extent permitted by Regulation S-T promulgated under the Securities Act (“Regulation S-T”).

(ii) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date and at any Option Closing Date (if any), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus does not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following: the names of the Underwriters, the information with respect to stabilizing transactions contained in the section “Underwriting - Stabilization”, the section “Discounts, Commissions and Expenses” and the number of Firm Shares to be purchased by each Underwriter. (the “Underwriters’ Information”).

(iv) Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

2.4.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it or any of its properties is or may be bound or affected and that is (i) referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus; or (ii) material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Other than as disclosed in the Prospectus, none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder except for such defaults that would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below). To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory agency, authority, body, entity or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

2.4.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

2.4.4. Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of material applicable federal, state, local and any applicable foreign laws, rules and regulations relating to the Offering and the Company’s business as currently conducted or contemplated are correct and complete in all material respects and no other such laws, rules or regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.4.5. No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3.2 below.

2.5. Changes After Dates in Registration Statement.

2.5.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, results of operations, business, assets or prospects of the Company and its Subsidiaries (as defined below) taken as a whole, nor, to the Company’s knowledge, any change or development that, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company or its Subsidiaries, other than as contemplated pursuant to this Agreement; and (iii) no executive officer or director of the Company has resigned from any position with the Company.

2.5.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6. Disclosures in Commission Filings. None of the Company’s filings with, or other documents furnished to, the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information. The Company has made all filings with the Commission required under the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”).

2.7. Independent Accountants. Audit Alliance LLP (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board (“PCAOB”), including the rules and regulations promulgated by such entity. To the Company’s knowledge, after reasonable inquiry, the Auditor is currently registered and in good standing with the PCAOB. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, within the meaning of such term in Section 10A(g) of the Exchange Act.

2.8. Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules (if any) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present the financial condition, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no other historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The “as adjusted” financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly the information shown therein, and, in the judgment of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, materially comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K of the Securities Act, to the extent applicable. The Registration Statement, the Pricing Disclosure Package and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) since the date of the last balance sheet included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its direct or indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, or, other than in the ordinary course of business, any grants under any stock compensation plan; and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt. The Company represents that it has no direct or indirect Subsidiaries other than those listed in Exhibit 21.1 to the Registration Statement.

2.9. Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date or on the Option Closing Date, as the case may be, the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date and any Option Closing Date and except for shares of restricted Class A Shares to be issued to Company’s U.S. counsel as a part of their legal fees, if any, there will be no stock options, warrants or other rights to purchase or otherwise acquire any authorized, but unissued Class A Shares of the Company or any security convertible into any class of Class A Shares of the Company, or any contracts or commitments to issue or sell any class of Class A Shares or any such options, warrants, rights or convertible securities.

2.10. Valid Issuance of Securities, etc.

2.10.1. Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the holders thereof have no contractual rights of rescission or the ability to require the Company to repurchase such securities, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Class A Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Prior to the date hereof, all offers and sales of the outstanding Class A Shares, options, warrants and other rights to purchase or exchange such securities for the Class A Shares were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or based in part on the representations and warranties of the purchasers of such Class A Shares, or were sold to non-U.S. residents outside of the United States and exempt from such registration requirements. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

2.10.2. Securities Sold Pursuant to this Agreement. The Public Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof will not be subject to personal liability by reason of being such holders; the Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities has been duly and validly taken. The Public Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.11. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any options, warrants, rights or other securities exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in the Registration Statement or any other registration statement to be filed by the Company.

2.12. Validity and Binding Effect of Agreements. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered by the Company, will constitute the legal valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except in each case: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.13. No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and all other documents ancillary hereto and thereto, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in any violation of the provisions of the Company’s Memorandum and Articles of Association (as amended or restated from time to time, the “M&A”); (ii) result in a breach or violation of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which the Company is a party or as to which any property of the Company is subject; or (iii) violate any applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except, in the case of (ii) or (iii), for those breaches, violations or conflicts which (individually or in the aggregate) would not have or reasonably be expected to result in a Material Adverse Change.

2.14. No Defaults; Violations. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, except, in each case, for those defaults which (individually or in the aggregate) would not have or reasonably be expected to result in a Material Adverse Change. The Company is not in violation of any franchise, license, permit, applicable law, rule, regulation, judgment, order or decree of any Governmental Entity, except, in each case, for those violations which (individually and in the aggregate) would not have or reasonably be expected to result in a Material Adverse Change.

2.15. Corporate Power; Licenses; Consents.

2.15.1. Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary consents, authorizations, approvals, licenses, certificates, clearances, permits and orders and supplements and amendments thereto (collectively, “Authorizations”) of and from all Governmental Entities required as of the date hereof for the Company to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except, in each case, where the failure to have such Authorizations (individually or in the aggregate) would not have or reasonably be expected to result in a Material Adverse Change.

2.15.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof and thereof, and all Authorizations required in connection therewith have been obtained. No Authorization of, and no filing with, any Governmental Entity, or another body is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable federal and state securities or blue-sky laws, the rules of The Nasdaq Stock Market, LLC and the rules and regulations of FINRA.

2.16. D&O Questionnaires. All information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors and officers set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus provided to the Representative and its counsel, is, to the knowledge of the Company, true and correct and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become inaccurate, incorrect or incomplete.

2.17. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened, against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or in connection with the Company’s listing application for the listing of the Public Securities on the Exchange, and is required to be disclosed therein.

2.18. Good Standing. The Company has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the British Virgin Islands, as of the date hereof. The Company is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.19. Insurance. On the Closing Date the Company will carry or will be entitled to the benefits of insurance (including, without limitation, directors’ and officers’ insurance), with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, and all such insurance is in full force and effect, except for directors’ and officers’ liability insurance which the Company will obtain within a reasonable time subsequent to the Closing and except where the failure to maintain such insurance would not have or reasonably be expected to result in Material Adverse Change. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

2.20 Transactions Affecting Disclosure to FINRA.

2.20.1. Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or, to the Company’s knowledge, any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.20.2. Payments Within Twelve (12) Months. Except as disclosed in writing to the Representative or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments in connection with the Offering (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Date, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.20.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.20.4. FINRA Affiliation. There is no (i) officer or director of the Company; (ii) to the Company’s knowledge, beneficial owner of 10% or more of any class of the Company’s securities; or (iii) to the Company’s knowledge, beneficial owner of the Company’s unregistered equity securities, who acquired any equity securities of the Company during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.20.5. Information. All information provided by the Company in its FINRA questionnaire to counsel to the Underwriters specifically for use in connection with its public offering system (“Public Offering System”) filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.21. Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries or any other person acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Entity (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if not given in the past, might have had a Material Adverse Change; or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.22. Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.23 Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance in all material respects with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, including the Money Laundering Control Act of 1986, as amended, the British Virgin Islands Anti-money Laundering Regulations and Terrorist Financing Act and the rules and regulations thereunder and any related or similar money laundering statutes, rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.24 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to counsel to the Underwriters on the Closing Date or on the Option Closing Date shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.25. Lock-Up Agreements. Schedule 4A hereto contains a complete and accurate list of the Company’s officers, directors and each owner of the Company’s outstanding Class A Shares (or securities convertible, exchangeable or exercisable into Class A Shares) and Schedule 4B contains a complete and accurate list of all holders of the Company’s Class B Shares (as defined in the Prospectus) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, substantially in the forms of Exhibit A-1 hereto in the case of Class A Shares and Exhibit A-2 hereto in the case of Class B Shares (the “Lock-Up Agreements”), prior to the execution of this Agreement.

2.26. Subsidiaries. Each of the direct and indirect Subsidiaries of the Company is duly organized or incorporated as applicable and in good standing under the laws of its place of organization or incorporation, and each such Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Change on the assets, business or operations of the Company and its Subsidiaries taken as a whole. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.27. Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

2.28. Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.29. Sarbanes-Oxley Compliance.

2.29.1. Disclosure Controls. The Company has developed disclosure controls and procedures that will comply in all material respects with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures will be effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.29.2. Compliance. The Company is and at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

2.30. Accounting Controls. The Company and its Subsidiaries are in the process of establishing systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that will comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.31. No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the net proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.32. No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

2.33. Intellectual Property Rights. The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and necessary for the conduct of the business of the Company and each of its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company and except as may be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (iii) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims referred to in this Section 2.33, reasonably be expected to result in a Material Adverse Change; and (v) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed by the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company that has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. To the knowledge of the Company, none of the technology employed by the Company has been obtained or is knowingly being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

2.34. Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Change, each of the Company and its Subsidiaries has: (i) filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof; and (ii) paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or any of its Subsidiaries. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in the Registration Statement and the Prospectus, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries; and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. There are no tax liens against the assets, properties or business of the Company or its Subsidiaries other than liens for taxes not yet delinquent or being contested in good faith by appropriate proceedings and for which reserves in accordance with GAAP have been established in the Company’s books and records. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

2.35. ERISA Compliance. The Company is not incorporated in the United States, has no U.S. employees and is not subject to the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”).

2.36. Compliance with Laws. Each of the Company and each Subsidiary: (i) is and at all times has been in compliance with all statutes, rules or regulations applicable to the business of the Company as currently conducted (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (ii) has not received any warning letter or other correspondence or notice from any Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any activity conducted by the Company is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) has not received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Entity is considering such action; and (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

2.37. Emerging Growth Company. From the time of the initial submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly in or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. The Company has not (i) alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the written consent of the Representative and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company confirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications.

2.38. Environmental Laws. To the Company’s knowledge, the Company is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its business (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, result in a Material Adverse Change. To the Company’s knowledge, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Change; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Change.

2.39. Title to Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

2.40. Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 under the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity, that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

2.41. Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.42. Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the Effective Date and at the time of any amendment thereto, at the earliest time thereafter that the Company or an Underwriter made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Public Securities and at the Effective Date, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

2.43. Smaller Reporting Company. [RESERVED].

2.44. Industry Data. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

2.45. Electronic Road Show. If the Company makes available a Bona Fide Electronic Road Show, it shall be in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.46. Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Class A Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.47. Dividends and Distributions. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

2.48. Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.49. Integration. Other than the recent private sales of the Resale Shares, as described in the Prospectus, neither the Company nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

2.50. Confidentiality and Non-Competition. To the Company’s knowledge, no director, officer, key employee or consultant of the Company or any Subsidiary is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer (other than the Company) or prior employer that could materially affect his or her ability to be and act in his or her respective capacity with the Company or such Subsidiary or reasonably be expected to result in a Material Adverse Change.

2.51. Corporate Records. The minute books of the Company have been made available to the Representative and counsel to the Underwriters and such books (i) contain minutes of all material meetings and actions of the Board of Directors (including each board committee) and stockholders of the Company; and (ii) reflect all material transactions referred to in such minutes.

2.52. Diligence Materials. The Company has provided to the Representative and counsel to the Underwriters all materials required or necessary to respond in all material respects to the diligence request submitted to the Company or its counsel by the Representative.

2.53. Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representative) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2. Federal Securities Laws.

3.2.1. Compliance. The Company, subject to Section 3.2.2, shall comply in all material respects with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of its receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

3.2.2. Continued Compliance. The Company shall comply in all material respects with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel to the Company or to the underwriters, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement; and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel to the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within two (2) Business Days prior to the Applicable Time. The Company shall give the Representative notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-Allotment Option specified in Section 1.2 hereof and will furnish the Representative with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or Representative’s counsel shall reasonably object.

3.2.3. Exchange Act Registration. The Company shall use its commercially reasonable efforts to maintain the registration of the Class A Shares under the Exchange Act (except in connection with a going-private transaction) for a period of three years from the Effective Date, or until the Company is liquidated or is acquired, if earlier. For a period of three years from the Effective Date, the Company shall not deregister any of the Class A Shares under the Exchange Act without prior notice to the Representative.

3.2.4. Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative shall be deemed to have consented to each Issuer General Use Free Writing Prospectus set forth in Schedule 3-B. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

3.2.5. Testing-the-Waters Communications. If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 of the Securities Act Regulations (a “Written Testing-the-Waters Communication”) there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representative and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

3.3. Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and counsel to the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to each Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) upon receipt of a written request therefor from such Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4. Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5. Effectiveness and Events Requiring Notice to the Representative. The Company shall use its commercially reasonable efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months after the Applicable Time, and shall notify the Representative promptly and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the submission via EDGAR to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the occurrence of any event during the period described in this Section 3.5 that, in the reasonable judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (A) the Registration Statement in order to make the statements therein not misleading; or (B) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall use its commercially reasonable efforts to obtain promptly the lifting of such order.

3.6. Review of Financial Statements. For a period of three (3) years after the date of this Agreement, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information, or if it provides announcements only of its semi-annual financial statement, then it shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for the non-year end semi-annual announcement immediately preceding the announcement of such financial information.

3.7. Listing. The Company shall use its commercially reasonable efforts to maintain the listing of the Class A Shares (including the Firm Shares and the Option Shares) on the Exchange for at least three (3) years from the date of this Agreement.

3.8. PCAOB Firm; Investor Relations Firm. As of the Effective Date, the Company shall have retained: (i) an independent PCAOB registered public accounting firm reasonably acceptable to the Representative, which will have responsibility for the review, audit and certification of the financial statements and the financial exhibits, which shall initially be Alliance LLP., or another PCAOB accounting firm reasonably acceptable to the Representative, for at least three (3) years from the date of this Agreement; and (ii) a financial public relations firm reasonably acceptable to the Representative and the Company which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders for at least one (1) year from the date of this Agreement.

3.9. Reports to the Representative.

3.9.1. Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, the Company shall furnish or make available to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs released by the Company; (iii) a copy of each Report on Form 6-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; (v) a copy of each report or other communication furnished to stockholders; and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request. Documents filed with the Commission via its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section 3.9.1.

3.9.2. Transfer Agent; Transfer Sheets. For a period of three (3) years after the date of this Agreement, the Company shall retain a transfer agent and registrar in the United States reasonably acceptable to the Representative (the “Transfer Agent”) and shall furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. VStock Transfer, LLC is acceptable to the Representative to act as Transfer Agent for the Class A Shares.

3.9.3. Trading Reports. For a period of three (3) years after the date of this Agreement, during such time as the Public Securities are listed on the Exchange, the Company shall provide to the Representative, at the Company’s expense, such reports published by the Exchange relating to price trading of the Public Securities, as the Representative shall reasonably request.

3.10. Payment of Expenses.   The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, or upon demand if there is no Closing, all expenses related to the Offering or otherwise incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) all filing fees and communication expenses relating to the registration of the Class A Shares to be sold in the Offering (including the Option Shares) with the Commission; (ii) all Public Offering System filing fees associated with the review of the Offering by FINRA; (iii) all fees and expenses relating to the listing of such Public Securities on the Exchange and such other stock exchange or exchanges as the Company and the Representative may together determine, including any fees charged by DTC; (iv) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $3,000 per individual; (v) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such states or foreign jurisdictions as the Representative may reasonably designate; (vi) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (vii) the costs and expenses of a public relations firm; (viii) the costs of preparing, printing and delivering certificates representing the Public Securities; (ix) fees and expenses of the transfer agent for the Class A Shares; (x) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (xi) the costs associated with post-Closing advertising of the Offering in the national editions of the Wall Street Journal and New York Times and the costs associated with one set of bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones, each of which the Company or its designee shall provide within a reasonable time after the Closing Date in such quantities as the Representative may reasonably request; (xii) the fees and expenses of the Company’s accountants; (xiii) the fees and expenses of the Company’s legal counsel and other agents and representatives; (xiv) the fees and expenses of counsel to the Underwriters; (xv) translation cost for due diligence purposes, the reasonable cost for roadshow meetings and the preparation of a power point presentation; and (xvi) the Underwriters’ actual accountable expenses for the Offering, including, without limitation, expenses related to the “road show.” Notwithstanding the foregoing, the Company’s obligations to reimburse the Representative for any out-of-pocket expenses actually incurred as set forth in the preceding sentence shall not exceed $150,000   in the aggregate, (including but not limited to travel, communication, third party expenses, etc., the legal fees and disbursements of counsel to the Underwriters and road show expenses as described therein, (provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement). For the sake of clarity, it is understood and agreed that the Company shall be responsible for the Representative’s fees and disbursements detailed in this Section irrespective of whether the Offering is consummated whether or not there is a Closing. The Company has paid ATIS a professional fee consisting of (i) $50,000 for preliminary due and (ii) $50,000 as an advisory fee upon filing the confidential filing. The Company shall bear all legal fees and expenses of U.S. and PRC counsel to the Underwriters, not to exceed $100,000, in accordance with applicable FINRA rules.  The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters. In addition, the Company hereby agrees to pay the Representative a non-accountable expense allowance computed at the rate of one percent (1.0%) of the gross proceeds of the Public Securities sold in the offering.

3.11. Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.12. Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the date of this Agreement, an earnings statement (which need not be certified by an independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the date of this Agreement.

3.13. Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

3.14. Internal Controls. The Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15. Accountants. As of the date of this Agreement, the Company has retained an independent registered public accounting firm, as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board, reasonably acceptable to the Representative, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement. The Representative acknowledges that the Auditor is acceptable to the Representative.

3.16. FINRA. For a period of 60 days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 10% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.17. No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.18. Company Lock-Up Agreements.

3.18.1. Restriction on Sales of Capital Stock. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of six(6) months   from the Closing Date (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company without notice to the Representative, other than entering into a line of credit or senior credit facility with a traditional bank or other lending institution; or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this Section 3.18.1 shall not apply to the Class A Shares to be sold hereunder.

3.18.2. Lock-Up Agreements.

The Company's directors and officers and any other holder of the outstanding Class A Shares as of the effective date of the Registration Statement (other than the Selling Shareholders) and all holders of Class B Shares as set forth in Schedule 4 hereto, will enter into customary “lock-up” agreements in favor of the Representative pursuant to which such persons and entities will agree, for a period of at least six (6) months from the Closing Date (“Insider Lockup Period”), that they will neither offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any securities of the Company without the Representative's prior written consent.

3.19. Release of Insider and Shareholder Lock-up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 3.18.2 hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

3.20. Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may reasonably designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.21. Reporting Requirements. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Public Securities as may be required under Rule 463 under the Securities Act Regulations.

3.22. Emerging Growth Company Status. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Public Securities within the meaning of the Securities Act and (ii) fifteen (15) days following the completion of the Lock-Up Period.

3.23. Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

3.24. Sarbanes-Oxley. The Company shall at all times comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

3.25 Corporation Records Service. As of the date hereof and for a period of three (3) years from the Closing Date, the Company shall have registered and shall continue to maintain its registration with the Corporation Records Service (including annual report information) published by the Standard & Poor’s Corporation.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Public Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1 Regulatory Matters.

4.1.1. Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement shall have become effective not later than 5:30 p.m., New York City, New York, time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued by the Commission under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes shall have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) under the Securities Act Regulations or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations.

4.1.2. FINRA Clearance. On or before the date of this Agreement, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. Exchange Clearance. On the Closing Date, the Firm Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the first Option Closing Date (if any), the Option Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2 Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsel. On the Closing Date, the Representative shall have received (i) the opinion of Loeb & Loeb LLP, United States counsel to the Company (“U.S. Counsel”); (ii) the opinion of Harney Westwood & Riegels, British Virgin Islands counsel to the Company (“BVI Counsel”); and (ii) a written statement providing certain “10b-5” negative assurances, of U.S. Counsel, all dated the Closing Date and addressed to the Representative.

4.2.2. Option Closing Date Opinions of Counsel. On the Option Closing Date, if any, the Representative shall have received the opinions of counsel listed in Section 4.2.1, dated the Option Closing Date, addressed to the Representative and in form and substance satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsel in their respective opinions and negative assurance statement delivered on the Closing Date.

4.3. Comfort Letters.

4.3.1. Cold Comfort Letter. At the time this Agreement is executed, the Representative shall have received a cold comfort letter from the Auditor containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representative as representative of the Underwriters and in form and substance satisfactory to the counsel to the Underwriters, dated as of the date of this Agreement.

4.3.2. Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date or the Option Closing Date, as applicable.

4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer or President and its Chief Financial Officer stating on behalf of the Company and not in an individual capacity that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus, they believe that the Registration Statement and each amendment thereto after the Effective Date, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto after the Effective Date, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus; (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date); and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, a Material Adverse Change.

4.4.2. Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying on behalf of the Company and not in an individual capacity: (i) that the M&A is true and complete, has not been amended or modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified or rescinded; and (iii) as to the incumbency of the officers of the Company who have signed the certificates set forth in Section 4.4.1. The documents referred to in such certificate shall be attached to such certificate.

4.5. No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition, financial or otherwise, business or prospects of the Company from the date of this Agreement; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or, to the knowledge of the Company, threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued by the Commission under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.6. No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Representative Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Representative Counsel, is material or omits to state any fact which, in the opinion of Representative Counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4.7. Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Public Securities, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement, and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8. Delivery of Agreements.

4.8.1. Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 4 hereto.

4.9. Additional Documents. At the Closing Date and at each Option Closing Date (if any) counsel to the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling counsel to the Underwriters to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Public Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel to the Underwriters.

5. Indemnification.

5.1. Indemnification of the Underwriters.

5.1.1. General. The Company shall indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Public Securities to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.4 hereof.

5.1.2. Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter Indemnified Party) and payment of actual expenses. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter Indemnified Party unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action; or (ii) the Company shall not have employed counsel to have charge of the defense of such action; or (iii) such indemnified party or parties shall have been advised by its counsel that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter Indemnified Parties who are party to such action (in addition to local counsel) shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any Underwriter Indemnified Party shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action, which approval shall not be unreasonably withheld, conditioned or delayed.

5.1.3 Indemnity Escrow. The Company shall, on the Closing Date, deposit into an escrow account, for the benefit of the Representative, with an escrow agent in the United States selected by the Representative, an amount equal to three hundred thousand dollars ($300,000) from the Offering proceeds to be released to the Underwriter Indemnified Parties in connection with the payments of Company’s indemnification obligations pursuant to this Section 5. The escrow account will remain in place for a period of twelve (12) months from the date of this Agreement. The Escrow Agreement shall be substantially in the form of Exhibit C, attached hereto, or as otherwise agreed by the Representative.

5.2. Indemnification of the Company. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors and officers and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Public Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

5.3. Contribution.

5.3.1. Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Underwriters, on the other hand, from the Offering; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering of the Class A Shares shall be deemed to be in the same proportion as the total proceeds from the Offering purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discount and commissions received by the Underwriters in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 5.3.1 no Underwriter shall be required to contribute any amount in excess of the total discount and commission received by such Underwriter in connection with the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2. Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. The Underwriters’ obligations to contribute as provided in this Section 5.3 are several and in proportion to their respective underwriting obligation, and not joint.

6. Default by an Underwriter.

6.1. Default Not Exceeding 10% of Firm Shares or Option Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Option Shares, if the Over-Allotment Option is exercised hereunder, and if the number of the Firm Shares or Option Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Option Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2. Default Exceeding 10% of Firm Shares or Option Shares. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Option Shares, the Representative may in its discretion arrange for itself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, the Representative does not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Shares or Option Shares on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.10 and 8.3 hereof with respect to the Underwriter’s expenses), or the several Underwriters; provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder. For the avoidance of doubt, nothing contained in this Section shall excuse a default by the Representative (in its capacity as an Underwriter) in its obligations to purchase the Firm Shares or the Option Shares, if the Over-Allotment Option is exercised hereunder.

6.3. Postponement of Closing Date. In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of counsel to the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Option Shares.

7. Additional Covenants.

7.1. Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as members of the Board of Directors and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act, the Exchange Act and the listing rules of the Exchange or any other national securities exchange, as the case may be, in the event the Company seeks to have its Public Securities listed on another exchange or quoted on an automated quotation system; and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange.

7.2. Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m., New York City, New York, time, on the first (1st) Business Day following the fortieth (40th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

8. Effective Date of this Agreement and Termination Thereof.

8.1. Effective Date. This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2. Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an escalation in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of a Material Adverse Change, or an adverse material change in general market conditions as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Underwriters for the sale of the Public Securities.

8.3. Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable up to $150,000 less amounts previously advanced, and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters and the Representative shall return any portion of the Advance not used to pay its accountable out-of-pocket expenses actually incurred; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement.

8.4. Survival of Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5. Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement (except for Section 6.2) or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company; or (ii) delivery of and payment for the Public Securities.

9. Miscellaneous.

9.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission or electronic mail and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two (2) days after such mailing.

If to the Representative:

Kristopher Kessler

American Trust Investment Services, Inc.

910 S. El Camino Real

Suite 200

San Clemente, California 92672

k.kessler@amtruinvest.com

Tel: 949-347-5222: 630-435-9129

with a copy (which shall not constitute notice) to:

DeMint Law. PLLC

Anthony DeMint, Esq.

3753 Howard Hughes Parkway

Second Floor Suite 314

Las Vegas, Nevada  89169

Email: anthony@demintlaw.com
Tel:  702-714-0889

If to the Company:

K-Tech Solutions Company Limited

Unit A, 7/F, Mai On Industrial Building
17-21 Kung Yip Street, Kwai Chung
New Territories, Hong Kong

Attn: Kwok Yiu Keung

Email:

Tel:

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
2206-19 Jardine House
1 Connaught Place, Central
Hong Kong

Attn: Lawrence Venick, Esq.

Email:

Tel: +1-310-7285129

9.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5. Binding Effect. This Agreement shall inure solely to the benefit of the parties hereto and the indemnified parties referred to in Section 5 and their respective successors, heirs and assigns, and shall be binding upon each of them, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

9.6. Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of New York. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the Supreme Court of the State of New York sitting in the County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,
K-TECH SOLUTIONS COMPANY LIMITED.

By:	/s/ Kwok Yiu Keung
Name:	Kwok Yiu Keung
Title:	Chief Executive Officer

Confirmed as of the date first written above, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

AMERICAN TRUST INVESTMENT SERVICES, INC.

By:	/s/ Kristopher Kessler
Name:	Kristopher Kessler
Title:	Managing Principal

[Signature Page to Underwriting Agreement]

K-TECH SOLUTIONS COMPANY LIMITED UNDERWRITING AGREEMENT

SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased	Number of Option Shares to be Purchased if the Over-Allotment Option is Fully Exercised
American Trust Investment Services, Inc.	1,600,000	240,000
TOTAL	1,600,000	240,000

SCHEDULE 3-A

Pricing Information

Number of Firm Shares: 1,600,000

Number of Option Shares: 240,000

Public Offering Price per Firm Share: $4.00

Public Offering Price per Option Share: $4.00

Underwriting Discount per Firm Share: $0.28

Underwriting Discount per Option Share: $0.28

Proceeds to Company per Firm Share (before expenses): $3.72

Proceeds to Company per Option Share (before expenses): $3.72

SCHEDULE 3-B

Issuer General Use Free Writing Prospectuses

Free Writing Prospectus filed with the SEC on July 2, 2025 and linked to here: https://www.sec.gov/Archives/edgar/data/2049187/000121390025060900/ea0247809-fwp_ktech.htm

SCHEDULE 4

List of Lock-Up Parties

Name	Lock-Up Period in Months
Kwok Yiu Fai	6 months
Kwok Yiu Keung	6 months
Kwok Yiu Wah	6 months
Kwok Yiu Keung	6 months
Kwok Yiu Wah	6 months
Hui Suk Man	6 months
Yung Hoi Tin	6 months
Kwok Tsz Him	6 months
Ho Shing Hei Dodge	6 months
Lee Chun Man	6 months
Ip Hok To	6 months

Exhibit A

Form of Representative’s Warrant Agreement

THE REGISTERED HOLDER OF THIS PURCHASE WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE WARRANT EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PURCHASE WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE WARRANT FOR A PERIOD OF ONE HUNDRED EIGHTY DAYS FOLLOWING THE EFFECTIVE DATE (DEFINED BELOW) TO ANYONE OTHER THAN (I) AMERICAN TRUST INVESTMENT SERVICES, INC. OR AN UNDERWRITER OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING, OR (II) A BONA FIDE OFFICER OR PARTNER OF AMERICAN TRUST INVESTMENT SERVICES, INC. OR OF ANY SUCH UNDERWRITER OR SELECTED DEALER.

THIS PURCHASE WARRANT IS NOT EXERCISABLE PRIOR TO [●]. VOID AFTER 5:00 P.M., EASTERN TIME, [●].

ORDINARY SHARE PURCHASE WARRANT

For the Purchase of 80,000 Class A Shares

of

K-TECH SOLUTIONS COMPANY LIMITED

1. Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf of AMERICAN TRUST INVESTMENT SERVICES, INC. (“Holder”), as registered owner of this Purchase Warrant, is entitled to subscribe for and purchase from K-TECH SOLUTIONS COMPANY LIMITED, a company limited by shares incorporated under the laws of the British Virgin Islands (the “Company”), at any time or from time to time from [●] (the “Commencement Date”), to 5:00 p.m., Eastern time, [●] (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 80,000 Class A Shares of the Company, par value $0.0001 per share (the “Shares”), subject to adjustment as provided in Section 6 hereof. If the Expiration Date is a Saturday, a Sunday or a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at $5.00 per Share; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context. The term “Effective Date” shall mean June 30, 2025, the date on which the Registration Statement on Form F-1 (File No. 333-287391) of the Company was declared effective by the Securities and Exchange Commission.

2. Exercise.

2.1 Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2 Cashless Exercise. If at any time after the Commencement Date there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then in lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula:

X = Y [(A-B)/A]

For purposes of this Section 2.2, the fair market value of a Share is defined as follows:

(i)	if the Company’s Ordinary Shares are traded on a securities exchange, the value shall be deemed to be the closing price on such exchange on the trading day immediately prior to the day on which the exercise form is submitted in connection with the exercise of the Purchase Warrant; or

(ii)	if the Company’s Ordinary Shares are actively traded over-the-counter, the value shall be deemed to be the closing bid price on the trading day immediately prior to the day on which the exercise form is submitted in connection with the exercise of the Purchase Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

2.3 Legend. Upon due exercise of this Purchase Warrant, the Company shall issue the Shares either: (i) in certificate form as provided below, or (ii) in book entry form, registered in the name of the Holder with notations regarding the applicable restrictions on transfer imposed under this Agreement and under the Securities Act of 1933, as amended (the “Securities Act”).

Any certificate issued for the Shares purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE LAW. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW WHICH, IN THE OPINION OF COUNSEL TO THE COMPANY, IS AVAILABLE.”

3. Transfer.

3.1 General Restrictions. The registered Holder of this Purchase Warrant agrees by his, her or its acceptance hereof, that such Holder will not: (a) sell, transfer, assign, pledge or hypothecate this Purchase Warrant or the securities issuable hereunder for a period of one hundred eighty (180) days following the Effective Date to anyone other than: (i) American Trust Investment Services, Inc. (“ATIS”) or an underwriter or a selected dealer participating in the Offering, or (ii) a bona fide officer or partner of ATIS or of any such underwriter or selected dealer, in each case in accordance with FINRA Conduct Rule 5110(e)(1), or (b) for a period of one hundred eighty (180) days following the Effective Date, cause this Purchase Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Purchase Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(e)(2). On and after one hundred eighty (180) days after the Effective Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2 Restrictions Imposed by the Securities Act. Neither this Purchase Warrant nor the Shares underlying this Purchase Warrant may be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of DeMint Law, PLLC shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

4. Registration Rights.

4.1 Demand Registration.

4.1.1 Grant of Right. The Company, upon written demand (a “Demand Notice”) of the Holders of at least 51% of the Purchase Warrants and/or the underlying Shares, agrees to register, on one (1) occasion, all or any portion of the Shares underlying the Purchase Warrants (collectively, the “Registrable Securities”). On such occasion, the Company will file a registration statement with the Commission covering the Registrable Securities within sixty (60) days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the Commission; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed a registration statement with respect to which the Holder is entitled to piggyback registration rights pursuant to Section 4.2 hereof and either: (i) the Holder has elected to participate in the offering covered by such registration statement, or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until thirty (30) days after such offering is consummated. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holders to all other registered Holders of the Purchase Warrants and/or the Registrable Securities within ten (10) days after the date of the receipt of any such Demand Notice.

4.1.2 Terms. The Company shall bear all fees and expenses attendant to the registration of the Registrable Securities pursuant to Section 4.1.1, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its reasonable best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such states as are reasonably requested by the Holders; provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause: (i) the Company to be obligated to register or license to do business in such State or submit to general service of process in such State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand right granted under Section 4.1.1 to remain effective for a period of at least twelve (12) consecutive months after the date that the Holders of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities. The Holders shall only use the prospectuses provided by the Company to sell the shares covered by such registration statement, and will immediately cease to use any prospectus furnished by the Company if the Company advises the Holder that such prospectus may no longer be used due to a material misstatement or omission. Notwithstanding the provisions of this Section 4.1.2, the Holder shall be entitled to a demand registration under this Section 4.1.2 on only one (1) occasion and such demand registration right shall terminate on the fifth anniversary of the Effective Date in accordance with FINRA Rule 5110(g)(8)(C).

4.2 “Piggy-Back” Registration.

4.2.1 Grant of Right. In addition to the demand right of registration described in Section 4.1 hereof, the Holder shall have the right, for a period of no more than seven (7) years from the Effective Date in accordance with FINRA Rule 5110(g)(8)(D), to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or Form S-4 or any equivalent form); provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of Ordinary Shares which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities.

4.2.2 Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 4.2.1 hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty (30) days’ written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement. Except as otherwise provided in this Purchase Warrant, there shall be no limit on the number of times the Holder may request registration under this Section 4.2.2; provided, however, that such registration rights shall terminate on the fifth anniversary of the Effective Date.

4.3 General Terms.

4.3.1 Indemnification. The Company shall indemnify the Holders of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in Section 5.1 of the Underwriting Agreement between the Underwriters and the Company, dated as of [●]. The Holders of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which it may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 5.2 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

4.3.2 Exercise of Purchase Warrants. Nothing contained in this Purchase Warrant shall be construed as requiring the Holders to exercise their Purchase Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

4.3.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of: (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a “cold comfort” letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent registered public accounting firm which has issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or the Auditor and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of FINRA. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and the Auditor, all to such reasonable extent and at such reasonable times as any such Holder shall reasonably request.

4.3.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s), if any, selected by any Holders whose Registrable Securities are being registered pursuant to this Section 4, which managing underwriter(s) shall be reasonably satisfactory to the Company. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriter(s), and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their Shares and their intended methods of distribution.

4.3.5 Documents to be Delivered by Holders. Each of the Holders participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

4.3.6 Damages. Should the registration or the effectiveness thereof required by Sections 4.1 and 4.2 hereof be delayed by the Company or should the Company otherwise fail to comply with such provisions, the Holders shall, in addition to any other legal or other relief available to the Holders, be entitled to obtain specific performance or other equitable (including injunctive) relief against the threatened breach of such provisions or the continuation of any such breach, without the necessity of proving actual damages and without the necessity of posting bond or other security.

4.4 Termination of Registration Rights. The registration rights afforded to the Holders under this Section 4 shall terminate on the earliest date when all Registrable Securities of such Holder either: (i) have been publicly sold by such Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement on Form S-1, F-1, S-3 or F-3 (or successor form), which may be kept effective as an evergreen Registration Statement, or (iii) may be sold by the Holder within a 90 day period without registration pursuant to Rule 144 or consistent with applicable SEC interpretive guidance (including CD&I no. 201.04 (April 2, 2007) or similar interpretive guidance).

5. New Purchase Warrants to be Issued.

5.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

5.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

6. Adjustments.

6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

6.1.1 Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

6.1.2 Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

6.1.3 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 6.1.1 or 6.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2 and this Section 6.1.3. The provisions of this Section 6.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

6.1.4 Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 6.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

6.2 Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 6. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or amalgamations.

6.3 Elimination of Fractional Interests. The Company shall not be required to issue fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares issued to the public in the Offering may then be listed and/or quoted.

8. Certain Notice Requirements.

8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, in such event, the Company shall deliver to each Holder a copy of each notice given to the other stockholders of the Company at the same time and in the same manner that such notice is given to the stockholders.

8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; (ii) if the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or (iii) if a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed.

8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Warrant shall be in writing and shall be deemed to have been duly made when hand delivered or mailed by express mail or private courier service, or when sent by electronic mail and confirmed: (i) if to the registered Holder of the Purchase Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to the following address or to such other address as the Company may designate by notice to the Holders:

If to the Holder:

American Trust Investment Services, Inc.

910 S. El Camino Real

Suite 200

San Clemente, California 92672

Attn: Kristopher Kessler, Managing Principal

Email: k.kessler@amtruinvest.com

with a copy (which shall not constitute notice) to:

DeMint Law, PLLC

3753 Howard Hughes Parkway

Second Floor Suite 314

Las Vegas, Nevada 89169

Attn: Anthony N. DeMint, Esq.

Email: anthony@demintlaw.com

If to the Company:

K-Tech Solutions Company Limited

Unit A, 7/F, Mai On Industrial Building
17-21 Kung Yip Street, Kwai Chung
New Territories, Hong Kong

Attn: Kwok Yiu Keung, Chief Executive Officer

Email:

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
2206-19 Jardine House
1 Connaught Place, Central
Hong Kong

Attn: Lawrence Venick, Esq.

Email:

Tel: +1-310-7285129

9. Miscellaneous.

9.1 Amendments. The Company and ATIS may from time to time supplement or amend this Purchase Warrant without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and ATIS may deem necessary or desirable and that the Company and ATIS deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

9.3 Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.4 Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

9.5 Governing Law; Submission to Jurisdiction; Trial by Jury. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Purchase Warrant or the transactions contemplated hereby.

9.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.7 Execution in Counterparts. This Purchase Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Such counterparts may be delivered by facsimile transmission or other electronic transmission.

9.8 Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Purchase Warrant, Holder agrees that, at any time prior to the complete exercise of this Purchase Warrant by Holder, if the Company and ATIS enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Purchase Warrants will be exchanged for securities or cash or a combination of both, then the Holder shall agree to such exchange and become a party to the Exchange Agreement.

IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the _____ day of July, 2025.

K-TECH SOLUTIONS COMPANY LIMITED

By:

Name:

Its:

EXHIBIT A-1

Form of Lock-Up Agreement- Class A Shares

[●], 2025

American Trust Investment Services, Inc.

910 S El Camino Real
Suite 200
San Clemente, CA 92672

Attn: Kristopher Kessler

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to American Trust Investment Services, Inc. (the “Underwriter”) in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between K-Tech Solutions Company Limited, a British Virgin Islands corporation (the “Company”), and the Underwriter, relating to the proposed public offering (the “Offering”) of Class A ordinary shares, par value US$0.0001 per share (the “Class A Shares”), of the Company.

In order to induce the Underwriter to continue its efforts in connection with the Offering, and in light of the benefits that the offering of the Class A Shares will confer upon the undersigned in its capacity as a shareholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, during the period beginning on and including the date of this Agreement through and including the date that is six months after the commencement date of the trading of the Class A Shares (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Underwriter, directly or indirectly, (i) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Class A Shares now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Class A Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”) (such shares, the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for Class A Shares, (ii) enter into any swap or similar arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Class A Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Class A Shares.

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Underwriter waives, in writing, such extension.

If the undersigned is an officer or director of the Company, (i) Underwriter agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Class A Shares, Underwriter will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Underwriter hereunder to any such officer or director shall only be effective two business days after the publication date of such press release; provided, that such press release is not a condition to the release of the aforementioned lock-up provisions due to the expiration of the Lock-Up Period. The provisions of this paragraph will also not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The restrictions set forth in the immediately preceding paragraph shall not apply to

(i) any transfers made by the undersigned: (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, or (d) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company; or

(ii) transfers consented to, in writing by Underwriter; provided however, that in the case of any transfer described in clause (i) above, it shall be a condition to the transfer that the transferee executes and delivers to the Representative of the Underwriters, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Underwriter. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any Class A Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Class A Shares or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Class A Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Class A Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either the Underwriter, on the one hand, or the Company, on the other hand, advising the other in writing, they have determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the sale of any Class A Shares, (3) the withdrawal of the Registration Statement, or (4) the Offering has not closed by the termination date of the Offering or such other date as may be agreed as the final date of the Offering if the Company and the Underwriter extend the Offering.

(signature page to follow)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

# of Class A Shares Held by Signatory:

Exhibit A-2 Form of Lock-Up Agreement- Class B Shares

, 2025

AMERICAN TRUST INVESTMENT SERVICES, INC.

910 S El Camino Real
Suite 200
San Clemente, CA 92672

Attn: Kristopher Kessler

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to American Trust Investment Services, Inc. (the “Underwriter”) in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between K-Tech Solutions Company Limited, a British Virgin Islands corporation (the “Company”), and the Underwriter, relating to the proposed public offering (the “Offering”) of ordinary shares, par value US$0.0001 per share (the “Class A Shares”), of the Company.

The undersigned is the holder of that number of shares of Class B ordinary shares of stock of the Company (the “Class B Shares”) set forth on the signature page hereof. Such Class B Shares are convertible into, or exchangeable or exercisable for, Class A Shares in accordance with the terms of the Class B Shares. In order to induce the Underwriter to continue its efforts in connection with the Offering, and in light of the benefits that the offering of the Class A Shares will confer upon the undersigned in its capacity as a shareholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, during the period beginning on and including the date of this Agreement through and including the date that is 6 months after the commencement date of the trading of the Class A Shares (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Underwriter, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, encumber, grant any option for the sale of, or otherwise dispose of, or announce the intention to otherwise dispose of, convert, exchange or exercise, any Class B Shares now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Class B Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”) (such shares, the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for Class B Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Class B Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Class B Shares.

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Underwriter waives, in writing, such extension.

If the undersigned is an officer or director of the Company, (i) Underwriter agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Class B Shares, Underwriter will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Underwriter hereunder to any such officer or director shall only be effective two business days after the publication date of such press release; provided, that such press release is not a condition to the release of the aforementioned lock-up provisions due to the expiration of the Lock-Up Period. The provisions of this paragraph will also not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The restrictions set forth In the immediately preceding paragraph shall not apply to

(i) any transfers made by the undersigned: (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, or (d) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company; or

(ii) transfers consented to, in writing by Underwriter; provided however, that in the case of any transfer described in clause (i) above, it shall be a condition to the transfer that the transferee executes and delivers to the Representative of the Underwriters, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Underwriter. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Beneficially Owned Shares, and (ii) the Company may, with respect to any Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Class B Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either the Underwriter, on the one hand, or the Company, on the other hand, advising the other in writing, they have determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the sale of any Class A Shares, (3) the withdrawal of the Registration Statement, or (4) the Offering has not closed by the termination date of the Offering or such other date as may be agreed as the final date of the Offering if the Company and the Underwriter extend the Offering.

(signature page to follow)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

# of Class B Shares Held by Signatory:

EXHIBIT B

Form of Press Release

K-TECH SOLUTIONS COMPANY LIMITED [●], 202[●]

K-Tech Solutions Company Limited (the “Company”) announced today that American Trust Investment Services, Inc., acting as representative for the underwriters in the Company’s recent public offering of [●] of the Company’s Class A Shares, is [waiving] [releasing] a lock-up restriction with respect to [●] Class A Shares held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [●], 20[●], and the securities may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

EXHIBIT C

Indemnity Escrow Agreement